FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 30, 1998 (December 18, 1998)


APOLLO EYE GROUP, INC.
(Exact name of the small business issuer as specified in its charter)



Delaware                   0-23184        65-0257498
(State or other            (Commission    (I.R.S Employer
jurisdiction of            File Number)   Identification No.)
incorporation or
organization


2424 N. Federal Highway, Suite 405, Boca Raton, Florida  33431
(Address of Principal Executive Office)


(561) 395-5402
(Registrant's telephone number including area code)


INFORMATION TO BE INCLUDED IN THE REPORT


Items 1,2, 4, 5, 6 and 8 are not applicable and are omitted from this report.


Item 3.         Bankruptcy or Receivership

On December 18, 1998, the United States Bankruptcy Court for the Southern District of Florida entered an Order confirming the Amended Joint Plan of Reorganization of Debtors and Network Acquisition Corporation. The Debtors in the plan include Apollo Eye Group, Inc. and two of its subsidiaries, Apollo Eye Associates, Inc. and J. K. Enterprises of Deerfield Beach, Inc.

In the Plan of Reorganization, Network Acquisition
Corporation ("NAC") acquired substantially all of the assets of the Debtor in exchange for payments in excess of $611,000 and the assumption of responsibility for the payments made under the plan. NAC is wholly owned by Dr.
James R. Cook, a secured creditor of the Debtor companies.
Chardonnay Enterprises, Inc., another secured creditor of the Debtor, is also wholly owned by Dr. Cook. Chardonnay and Dr. Cook are currently due in excess of $4,000,000, secured by all the assets of the Debtors. Based on the valuations of the Debtor's assets, the amounts currently due Dr. Cook and Chardonnay exceed the value of the assets securing those obligations. An independent appraisal determined that the fair market value of Debtor's assets is $357,915.

The Liquidation Analysis included in the Disclosure Statement for the Joint Plan of Reorganization reflects the following assets and liabilities of the Debtor companies.

Assets
	Cash                            $       1,000
	Accounts Receivable                    24,000
	Inventory                              30,000
	Property & Equipment                  200,000

					$     255,000

Liabilities
	Secured Claims
	- Chardonnay Enterprises, Inc.  $ 3,294,140
	- James R. Cook, M.D.               764,886
	- Coburn Optical Industries, Inc.    91,000
	Priority Tax Claims                  24,000
	Chapter 11 Post Petition Payables    90,000
	Chapter 11 Administrative Claims    325,000
	Chapter 7 Administrative Expenses    25,500
	Unsecured Claims                   ________
					 $4,614,526

Following the confirmation of the Plan of Reorganization, Apollo Eye Group, Inc. and its two subsidiaries, Apollo
Eye Associates, Inc. and J. K. Enterprises of Deerfield
Beach, Inc., have no assets or business operations. As a result, the Board of Directors of Apollo Eye Group, Inc.
recommends that the corporations be dissolved. In lieu of holding a special meeting of stockholders, James R.
Cook, M.D., the majority shareholder of Apollo Eye Group,
Inc., approved and consented to the Board of Directors recommendation to dissolve Apollo Eye Group, Inc.,
Apollo Eye Associates, Inc. and J. K. Enterprises of
Deerfield Beach, Inc.


Item 7.  Financial Statements, Pro Forma Financial
	 Information and Exhibits

(a)      Financial Statements of Business Acquired.

	 Not Applicable.

(b)      Pro Forma Financial Information.

	 Not Applicable.

(c)      Exhibits

	 Exhibit 2 - Plan of Reorganization -
	 Joint Plan of Reorganization of Debtors and
	 Network Acquisition Corporation

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 30, 1998             APOLLO EYE GROUP, INC.



				    By /s/
				    James R. Cook, M.D.
				    Chairman

EXHIBIT 2
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA

IN RE: CASE NO.  97-36593-BKC-PGH
APOLLO EYE ASSOCIATES, INC.     CHAPTER 11
JOINTLY ADMINISTERED
TAX ID#65-0601046
	Debtor.
_______________________________/
APOLLO EYE GROUP, INC.
CASE NO. 97-36594-BKC-PGH
TAX ID#65-0257498
	Debtor.
_______________________________/
J. K. ENTERPRISES OF    CASE NO. 97-36595-BKC-PGH
DEERFIELD BEACH, INC.
TAX ID#59-2336414
	Debtor.
_______________________________/



AMENDED JOINT PLAN OF REORGANIZATION OF DEBTORS
AND NETWORK ACQUISITION CORPORATION



			FURR AND COHEN, P.A.
			Attorney for Debtors
			1499 W. Palmetto Park Road
			Suite 412
			Boca Raton, FL 33486
			(561) 395-0500
			(561) 338-7532 fax
			BY: Robert C. Furr, Esq.
				Alvin S. Goldstein, Esq.

AMENDED JOINT PLAN OF REORGANIZATION OF DEBTORS
AND NETWORK ACQUISITION CORPORATION

ARTICLE I

Definitions

For the purposes of this Plan, and to the extent not otherwise provided herein, the capitalized terms below shall have the respective meanings hereinafter set forth:
1.1  "Administrative Claim" shall mean a Claim
against the estates of the Debtors allowed by
order of the Bankruptcy Court pursuant to section
503(b) of the Bankruptcy Code or incurred by the
Debtors in their ordinary course of business from
December 30, 1997 to the Confirmation Date and
shall include all fees payable pursuant to section
1930 of title 28, United States Code.
1.2  "Allow", "Allowed", "Allowance" or words of
similar meaning shall mean with respect to a Claim
against the estates of the Debtors that no
objection has been interposed within the applicable
period of limitation fixed by this Plan or by the
Bankruptcy Court and that such period of limitation
has expired; or that the Claim has been allowed
by an order of the Bankruptcy Court that is no longer subject to appeal or certiorari and as to which no appeal or certiorari is pending.
1.3  "Bankruptcy Code" shall mean the Bankruptcy
Reform Act of 1978, as amended, title 11, United
States Code, which governs the Chapter 11 Cases of
the Debtors.
1.4 "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Southern District of Florida
having jurisdiction over the Chapter 11 Cases of the
Debtors or the United States District Court for the
Southern District of Florida having jurisdiction over
any part or all of the Chapter 11 Cases of the
Debtors in respect of which the reference has been
withdrawn pursuant to section 157(d) of title 28,
United States Code.
1.5  "Bankruptcy Rules" shall mean the Federal Rules
of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court (including any applicable local rules of the United States District Court forthe
Southern District of Florida), as now in effect or
hereafter amended.
1.6  "Business Day" shall mean a day other than a
Saturday, Sunday or legal holiday.
1.7  "Chapter 11 Cases" shall mean the proceedings
under chapter 11 of the Bankruptcy Code for the reorganization of the Debtors which were commenced in the Bankruptcy Court on December 30, 1997, under
case numbers 97-36593-BKC-PGH through
97-36595-BKC-PGH, inclusive, which are being
jointly administered by order of the Bankruptcy
Court, dated January 7, 1998.
1.8  "Claim" shall have the meaning provided for
such term in section 101(5) of the Bankruptcy Code.
1.9  "Confirmation Date" shall mean the date on
which the Bankruptcy Court enters the Confirmation
Order on its docket.
1.10  "Confirmation Order" shall mean a Final order
of the Bankruptcy Court confirming the provisions of
this Plan, pursuant to section 1129 of the
Bankruptcy Code.
1.11    "Convenience Claim" shall mean any Allowed
General Unsecured Claim in an aggregate
amount of $500.00 or less or any other Allowed General Unsecured Claim in an aggregate amount in excess of $500.00 for which the holder thereof has elected on the ballot to be treated as a Convenience Claim in the amount o $500.00. Each holder of an Allowed General Unsecured Claim may elect Convenience Class treatment for all, but not part, of its aggregate Allowed General Unsecured Claim.
1.12  "Debtors" shall mean Apollo Eye Associates,
Inc., Apollo Eye Group, Inc. and J.K. Enterprises
of Deerfield Beach, Inc.
1.13  "Disbursing Agent" shall mean the person
appointed under the Plan to administer and disburse
the cash payments to be made pursuant to paragraphs
5.4 and 5.5 of the Plan.  The Disbursing Agent shall
be Furr and Cohen, P.A.
1.14  "Disclosure Statement" shall mean the
Disclosure Statement for the Joint Plan of
Reorganization of Debtors and Network Acquisition Corporation, dated of even date herewith, that relates to this Plan and as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code, as such disclosure statement may be amended, modified or supplemented from time to time (and all exhibits and schedules attached thereto or referred to therein).
1.15 "Disputed Claim" means any Claim designated as disputed, contingent or unliquidated in Debtors'
Schedules filed in connection with these Chapter 11
Cases, or any claim against which an objection to the allowance thereof has been, or will be, interposed, and as to which no Final Order has been entered.
1.16  "Effective Date"  means the 10th  day following
the Confirmation Order, (in the event that such date
is not a business day, the next day thereafter).
1.17  "General Unsecured Claim" shall mean any Claim
against the Debtors' estates other than the Secured
Claim of Chardonnay, the Secured Claim of Cook, the
Secured Claim of Coburn, Other Secured Claims, a
Priority Claim, a Priority Tax Claim or an
Administrative Claim.
1.18  "NAC" shall mean Network Acquisition
Corporation, a Florida corporation.
1.19  "Other Allowed Secured Claim" shall mean a
Claim secured by a lien on property of the estate
of any Debtor or in the proceeds thereof which is
valid, perfected and enforceable under applicable
law and is not subject to avoidance under the
Bankruptcy Code or applicable non-bankruptcy law,
except for the Allowed Secured Claim of Chardonnay,
the Allowed Secured Claim of Cook or the Allowed
Secured Claim of Coburn.
1.20  "Petition Date" shall mean December 30,
1997, the date on which these Chapter 11 Cases
were commenced.
1.21  "Plan" shall mean this plan of reorganization
in its entirety, together with all addenda,
exhibits, schedules and other attachments hereto,
in its present form or as it may be modified,
amended or supplemented from time to time.
1.22  "Priority Claim" shall mean a Claim entitled
to priority under section 507(a)(3)-(7) of the
Bankruptcy Code.
1.23  "Priority Tax Claim" shall mean a Claim
entitled to priority under section 507(a)(8)
of the Bankruptcy Code.
1.24  "Rejection Claim" shall mean a Claim arising
under section 502(g) of the Bankruptcy Code from
the rejection under section 365 of the Bankruptcy
Code, or under this Plan, of an executory contract
or unexpired lease of any Debtor that has not been
assumed.
1.25  "Secured Claim of Chardonnay" shall mean the
claim of Chardonnay Enterprises, Inc., in the
amount of $3,294,140.65, which claim is secured by
a security interest in all fixed assets of the
Debtors.
1.26  "Secured Claim of Coburn" shall mean the claim
of Coburn Optical Industries Inc., which claim is
secured by a security interest in all optical lab
equipment of the Debtors.
1.27  "Secured Claim of Cook" shall mean the claim
of James R. Cook, M.D., in the amount of $764,885.96,
which claim is secured by a security interest in
all inventory and accounts receivable of the Debtors.
1.28  "United States Trustee" shall mean the
Assistant United States Trustee for the Southern
District of Florida.
1.29  Undefined Terms.  A term used but not defined
herein shall have the meaning given to it by the
Bankruptcy Code or the Bankruptcy Rules, if used
therein.
1.31 Miscellaneous Rules. (a) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Plan as a whole, not to any
particular section, subsection, or clause, unless
the context requires otherwise; (b) whenever it
appears appropriate from the context, each term
stated in the singular or the plural includes the
singular and the plural, and each pronoun stated
in the masculine, feminine or neuter includes the
masculine, feminine and the neuter; (c) captions
and headings to articles and paragraphs of the Plan
are inserted for convenience or reference only and
are not intended to be a part or to affect the interpretation of the Plan; and (d) the rules of construction set forth in section 102 of the
Bankruptcy Code shall apply, unless superseded
herein or in the Confirmation Order.
ARTICLE II
Classification of Claims and Interests
2.1   An allowed Claim is part of a particular
class only to the extent that the Allowed Claim
qualifies within the definition of that Class and,
is in a different Class to the extent that the
remainder of the Claim qualifies within the
description of a different Class.
2.2  For the purposes of this Plan, there shall be
seven classes of Claims and interests, as follows:
a.  Class I.  The Allowed Secured Claim of
	      Chardonnay.
b.  Class II.  The Allowed Secured Claim
		of Cook.
c.  Class III.  The Allowed Secured Claim of
		Coburn.
d.  Class IV.  The Other Allowed Secured
	       Claims.  Each other Allowed Secured Claim
	       within this Class has been separately
	       classified into a separate subclass.
e.  Class V. The Allowed Priority Claims.
f.  Class VI. The Allowed Convenience Claims.
g.  Class VII. The Allowed General Unsecured
		Claims.
h.  Class VIII. The interests of the equity
		security holders of the Debtors.
ARTICLE III
Treatment of Claims and Interests Under the Plan
3.1   General.  All payments under this Plan shall
commence ten days after confirmation.  The Allowed
Claims in the three jointly administered proceedings
will be aggregated for purposes of this Plan.  To
the extent that a creditor has filed the same claim
in more than one estate, the creditor shall have
only one claim, unless the creditor obtained the
claims from separate and distinct transactions.
3.2   Administrative Claims.  All Allowed
Administrative Claims shall be paid:
(a)  in full on the Effective Date or,
if such Claim is objected to, the date of
a Final Order allowing any such Administrative
Claim;
OR
(b)  upon such other terms as may be agreed
to between the Debtors and each such
Administrative Claimant.
Administrative costs are estimated to be
approximately $325,000 above what has been paid
to Furr and Cohen, P.A. as a retainer.  These
administrative costs include claims for unpaid administrative rent and amounts outstanding under the Debtors' post-petition superpriority financing
with Dr. James Cook and Chardonnay Enterprises.
All case related payments for services, costs,
and expenses will be subject to Court approval.
All payments shall be from cash on hand.
3.3 All fees due under 11 U.S.C. sub. sec. 1129(a)(12) shall be paid as required by 28 U.S.C. sub. sec. 1930.
3.4   Priority Tax Claims.  - Allowed Priority
Tax Claims, estimated by management to total
approximately $24,000 specified in 11 U.S.C.
Section 507(a)(8) shall receive the full amount of
their Allowed Priority Tax Claim on the Effective
Date.  The holders of Allowed Priority Tax Claims
shall retain all statutory liens until their claims
have been paid in full.
3.5   Class 1.  Class 1 is the Allowed Secured
Claim of Chardonnay.  Chardonnay Enterprises, Inc.
will receive the Allowed amount of its claim in
cash on the Effective Date, or shall be paid on
such other terms on which the Debtor and Chardonnay agree.
3.6  Class 2.  Class 2 is the Allowed Secured Claim
of James R. Cook, M.D.  Cook will receive the
Allowed amount of his claim in cash on the
Effective Date, or shall be paid on such other
terms on which the Debtor and Cook agree.
3.7  Class 3.  Class 3 is the Allowed Secured Claim
of Coburn Optical Industries, Inc.  The loan
documents evidenced the obligations due from the
Debtors to Coburn shall be assumed by NAC and
amended such that the term of the obligations
shall be extended for one year and the monthly
payments shall be reduced to reflect the extended
maturity.  All other terms of the loan documents,
including the interest rate, shall remain the same.
3.8  Class 4.  Class 4 consists of all allowed
secured claims, other than the Allowed Secured
Claim of Chardonnay, the Allowed Secured Claim of
Coburn and the Allowed Secured Claim of Cook.
Class 4 is subdivided into the following subclasses,
each of which shall constitute a separate class
for voting purposes:
Class 4A:  The Allowed Secured Claim of the Dade
County Tax Collector in the amount of $2,509.02.
This claim will be paid in full on the Effective Date.
Class 4B:  The Allowed Secured Claim of General
Electric Capital in the amount of $1,806.10.  To
the extent allowed, if at all, this claim will
be paid in full on the Effective Date.
Class 4C:  The Allowed Secured Claim of Myron
Mazurek in the amount of $7,770.00.  The Debtors
believe that this is not a proper secured claim
and that the claimant is the holder of an equity
security interest.  The Debtors have objected to
this claim and there will be no distribution made
to this claimant.
Class 4D:  The Allowed Secured Claim of Leonard
Lowinger in the amount of$716,230.66.  The Debtors
believe that this is not a proper secured claim and
that the amount has been substantially overstated.
The Debtors intend to object to the claim.
This claim will be treated as a general unsecured
claim for distribution purposes under this Plan.
3.9    Class 5.  Class 5 consists of the holders
of Allowed Priority Claims.  The holders of such
claims shall be paid the Allowed amount of such
Claims on the Effective Date of the Plan, except
to the extent that the holder of a particular Claim
agrees to a different treatment of such Claim.  The
Debtors do not believe that there will be any
Allowed Priority Claims.
3.10  Class 6.  The holders of Allowed Convenience
Claims shall receive a cash payment  on the
Effective Date equal to the lesser of $150.00 or
the Allowed amount of their claim in full
satisfaction of such claim.
3.11 Class 7.   Each holder of an Allowed General
Unsecured Claim shall receive a pro rata cash distribution from a $100,000 fund from the proceeds of the sale of the Debtors' assets to NAC. The
$100,000 fund will be established regardless of the amount of the other claims which NAC will be required to satisfy. To the extent that there are Disputed Claims within Class 7 on the Effective
Date, the distribution to the holders of Class 7 claims will be calculated as if the Disputed Claims were allowed in full. However, no distribution shall be made to the holders of Disputed Claims until a Final Order has been entered determining the amount at which such claims are allowed. To the extent that Disputed Claims are disallowed either in full or part, additional distributions will be made to the holders of Class 7 Claims in accordance with this paragraph at such times as are reasonably practicable.
3.12  Class 8. The holders of equity security
interests in the Debtors shall retain their equity security interests.
3.14  Payment of U.S. Trustee's Fees:
Notwithstanding any other provisions of the Plan to the contrary, the Debtors shall pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. sub. sec. 1930(a)(6), within ten
(10) days of the entry of the order confirming the Plan, for pre-confirmation periods and simultaneously provide to the United States
Trustee an appropriate affidavit indicating the cash disbursements for the relevant period.
The Debtors, as reorganized debtors, and NAC, shall further pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. sub. sec. 1930(a)(6) for post-confirmation periods within the time period set forth in 28 U.S.C. sub. sec. 1930(a)(6), until the earlier of the closing of the Chapter
11 Cases by the issuance of a Final Decree by the Bankruptcy Court, or upon the entry of an Order by the Bankruptcy Court dismissing the Chapter 11
Cases or converting the Chapter 11 Cases to another chapter under the Bankruptcy Code, and the reorganized debtors and NAC shall provide to the United States Trustee upon the payment of each post-confirmation payment an appropriate affidavit indicating all the cash disbursements for the relevant period.

ARTICLE IV
Impairment
4.1 Claims in Classes 3 through 8 are impaired under this Plan. Impaired classes will be treated as fully set forth in Article III above.
ARTICLE V
Means of Execution and Security for Payments
5.1 Title to the property of the Debtors' estates shall vest in the Debtors on the Effective Date of the Plan. Notwithstanding such vesting, on the Effective Date, the Debtors shall execute and deliver to NAC the Asset Transfer Agreement and all instruments of conveyance, reflecting a conveyance of the property of the Debtors' estates to NAC. The conveyance of the property of the estates shall be in fee simple and free and clear of all liens, claims, and encumbrances, except the Allowed Secured Claim of Coburn Optical, if any, and the other obligations arising under the Plan.
The conveyance of the property of the Debtors' estates shall be pursuant to instruments of conveyance, including the Asset Transfer Agreement, deeds, bills of sale, assignments, and any other instruments that NAC deems necessary. In exchange for such conveyance, NAC shall assume responsibility for the payment of Allowed
Administrative Claims, Allowed Priority Tax
Claims, Allowed Class 1 Claims, Allowed Class 2
Claims, Allowed Class 4 Claims, Allowed Class 5
Claims and Allowed Class 6 Claims in accordance with the terms of this Plan. In addition, NAC will fund the $100,000 to be distributed pro rata to the holders of Allowed Class 7 Claims in accordance with the terms of this Plan.
5.2 After the Confirmation Date and pending the Effective Date, the Debtors shall continue to operate their businesses in the same manner as before the Confirmation Date. The Debtors shall take all steps as are necessary to manage their businesses in a prudent and ordinary fashion.
5.3  The Plan hereby is offered and shall be
considered a motion pursuant to Bankruptcy Section
363(b) and (f) to sell the Debtors' property free and clear of all liens, claims and encumbrances
(except for the Allowed Secured Claim of Coburn) to NAC, or its assignee. Any objections to such motion should be made as an objection to confirmation of the Plan for hearing at the time of confirmation.
AT OR AFTER THE CONFIRMATION HEARING, THE COURT SHALL
ENTER AN ORDER OR ORDERS, AS MAY BE PRESENTED BY THE
DEBTORS OR NAC, IN ALL THINGS APPROVING SUCH SALES.
THE ORDER OR ORDERS MAY DESIGNATE ALL LIENS, CLAIMS,
AND ENCUMBRANCES WHICH APPEAR OF RECORD AND FROM
WHICH PROPERTY IS BEING TRANSFERRED FREE AND CLEAR.
THE PLAN SHALL BE CONCLUSIVELY DEEMED TO BE ADEQUATE
NOTICE THAT SUCH LIEN, CLAIM, OR ENCUMBRANCE IS
BEING EXTINGUISHED, AND NO NOTICE, OTHER THAN BY
THE PLAN, SHALL BE GIVEN PRIOR TO THE PRESENTATION
OF SUCH ORDERS OR ORDERS.  ANY PARTY HAVING A LIEN,
CLAIM, OR ENCUMBRANCE AGAINST ALL OR ANY PORTION
OF THE PROPERTY

SHALL BE CONCLUSIVELY DEEMED TO
HAVE CONSENTED TO THE SALE OF SUCH PROPERTY FREE
AND CLEAR OF SUCH LIEN, CLAIM, OR ENCUMBRANCE BY
FAILING TO OBJECT TO CONFIRMATION OF THIS PLAN.
5.4 Robert C. Furr, Esq. of Furr and Cohen, P.A., counsel for the Debtors, is named as the individual responsible for making the payments under the Plan.
The payments shall be as provided in Article III.
5.5 Any checks mailed by the disbursing agent for the initial payment to a particular creditor which remains not cleared forty-five (45) days after mailing, shall constitute "unclaimed funds" which shall become the Debtors' property to be redistributed, on a pro rata basis, to the holders of Allowed General Unsecured Claims.

ARTICLE VI
Executory Contracts
6.1 Any and all executory contracts and unexpired leases of the Debtors not expressly assumed herein, assumed prior to the Confirmation Date, or not at the Confirmation Date the subject of pending application to assume, shall be deemed to be rejected.
6.2 The Debtors have the present intention to assume the following unexpired leases and executory contracts:
a.  Lease with Norman and Susan Talpins for
suites 204B and 205B at 2699 Stirling Road,
Hollywood, Florida;
b. Lease with CarrAmerica Realty Corporation for Suite 405, 2424 N. Federal Highway, Boca
Raton, Florida;
c.  Lease with Boca Storage for offsite
storage;
d.  Copier Lease numbers 00000333701-E07626
and 00000333701-31440 with Ikon Capital;
e.  Security Alarm System Contract with Scott
Alarm/Kertz Security System;
f.  Lease with 117 Partners for 11654 North
Kendall Drive, Miami, Florida;

g.  Lease with PEBB Enterprises Sunrise
Town Center for Room 299, Sunrise Town
Center, Sunrise, Florida; and
h.  Lease with Copans Road Associates for
Suite 3670, 3600 Park Central Boulevard
North, Pompano Beach, Florida.
6.3 Any claims for rejected contracts or leases shall be paid in Class 7 upon determination, by agreement or by the Court.

ARTICLE VII
Effect of Confirmation
7.1  Discharge - Pursuant to 11 U.S.C. Section
1141(d)(3)(A), as the Plan provides for the liquidation of all or substantially all of the property of the Debtors' estates, confirmation of the Plan will not effect a discharge of the Debtors.

ARTICLE VIII
Cram Down, Modification, Substantive Consolidation
UTILIZATION OF CRAM DOWN
If all of the applicable provisions of 11 U.S.C.
sub. sec. 1129(a) other than paragraph (8), are found to have been met with respect to the Plan, the Debtors may seek confirmation pursuant to 11 U.S.C. sub. sec. 1129(b).
For the purposes of seeking confirmation under the cram-down provisions of the Bankruptcy Code, should that alternative means of confirmation prove to be necessary, the Debtors reserve the right to modify or vary the treatment of the claims of the rejecting
Classes so as to comply with Section 1129(b) of the Code.

MODIFICATION OF PLAN
The Debtors may propose amendments to or modifications of this Plan at any time prior to confirmation with the leave of Court upon notice to parties entitled to receive the same. After confirmation, the Debtors may, with the approval of this Court, and so long as it does not materially adversely affect the interests of creditors, remedy any defect or omission, or reconcile any inconsistencies in the Plan, or in the Order of Confirmation, in such a manner as is necessary to carry out the purposes and effect of this Plan.

ARTICLE IX
Retention of Jurisdiction
9.1  From and after entry of the Confirmation
Order, the Bankruptcy Court shall retain such jurisdiction as is legally permissible over the reorganization case for the following purposes:
(a)  to hear and determine any and all
objections to the allowance of any Claim or any controversy as to the classification of Claims;
(b)  to hear and determine any and all
applications for compensation and
reimbursement of expenses to professionals as well as to hear and determine claims entitled to priority under Section 507(a)(1) of Title
11;
(c)  to enable the Debtors to prosecute any
and all proceedings which may be brought to set aside liens or encumbrances and to recover any transfers, assets, properties or damages to which the Debtor may be entitled under applicable provision of the Bankruptcy Code or any other Federal, State or local laws;
including causes of action, controversies, disputes, and conflicts between the Debtors and any other party, including but not limited to any causes of action for objections to claims, preferences or fraudulent transfers and obligations or equitable subordination; and to enter any Order assuring that good, sufficient and marketable legal title is conveyed to the purchaser of the Debtors' properties.
(d)  to consider any necessary valuation
issues under Section 506 of the Code, and any proceeding to determine the amount, validity and priority of liens, in connection with the Debtors' properties.
(e)  to determine the rights of any party
in respect of the assumption or rejection of any executory contracts or unexpired leases.
(f) to correct any defect, cure any omission, or reconcile any inconsistency in the Plan or Order of Confirmation, as may be necessary to carry out the purposes and intent of this Plan.
(g)  to modify this Plan after Confirmation,
pursuant to the Code.
(h)  to enforce and interpret the terms and
conditions of this Plan.

(i)  to enter Orders to enforce the title,
rights and power of the estates as the Court may deem necessary.
(j)  to enter Orders concluding and closing
this case.

ARTICLE X
Miscellaneous
10.1 Headings. Headings are utilized in this Plan for the convenience of reference only, and shall not constitute a part of this Plan for any other purpose.
10.2 Defects, Omissions and Amendments. This Plan may be altered, amended or modified by the Debtors before or after the Confirmation Date as provided in
Section 1127 of the Bankruptcy Code.
10.3 Governing Law. Except to the extent that the Bankruptcy Code or Florida Corporate Law is applicable, all rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.
10.4 Severability. Should any provision in this Plan be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any or all other provisions of this Plan.
10.5 Regulatory Approval. No regulatory approval is necessary for the confirmation of this Plan.
Dated: October ___, 1998
			APOLLO EYE GROUP, INC.

			By:_____________________
			     Name:
			     Title:

			APOLLO EYE ASSOCIATES, INC.

			By:_______________________
			      Name:
			      Title:

			J. K. ENTERPRISES OF
			DEERFIELD BEACH, INC.

			By:_______________________
			      Name:
			      Title:

			NETWORK ACQUISITION CORPORATION

			By:_______________________
			      Name:
			      Title:



	I HEREBY CERTIFY that I am admitted to the Bar of the United States District Court for the Southern
	District of Florida and I am in compliance with the additional qualifications to practice in this Court set forth in Local Rule 910(A).

			FURR AND COHEN, P.A.
			Attorney for Debtors
			1499 W. Palmetto Park Road
			Suite 412
			Boca Raton, FL 33486
			(561) 395-0500



			By ______________________
			      ROBERT C. FURR, ESQ.
			      Florida Bar No. 210854